FIRST AMENDMENT TO MEMORANDUM OF UNDERSTANDING
Amongst
DIGITAL PAYMENTS PROCESSING LIMITED
(“Company”)
AND
My Mobile Payments Limited
(“MMPL”)

AND

Calpian Inc.
(“Calpian”)
AND
Shashank Joshi
(“Company Founder No 1”)
AND
Rajat Sharma
(“Company Founder No 2”)
AND
Ranjeet Oak
(“Company Founder No 3”)
AND
Jolly Mathur
(“Company Founder No 4”)
AND
Sushil Poddar
(“Company Founder No 5”)
AND
Sanjay Malik
(“Company Founder No 6”)
AND
Ravi Subramanian
(“Company Founder No 7”)
AND

Persons listed in Annexure A
(“Other Shareholders”)

AND
Persons listed in Annexure B
(“New Shareholders”)

DATE: ___________ 2013

MEMORANDUM OF UNDERSTANDING

THIS FIRST AMENDMENT TO MEMORANDUM OF UNDERSTANDING ("Amendment MOU") is made as of the ___________ of ___________, 2013 by and amongst:

DIGITAL PAYMENTS PROCESSING LIMITED, a public limited company, incorporated under the (Indian) Companies Act, 1956 and having its registered office at 7th Floor, Met Complex, Bandra Reclamation, Bandra (West), Mumbai - 400050, Maharashtra, India (hereinafter referred to as “Company” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the FIRST PART;

AND

MY MOBILE PAYMENTS LIMITED, a public limited company, incorporated under the (Indian) Companies Act, 1956, India and having its registered office at 7th Floor, Met Complex, Bandra Reclamation, Bandra (West), Mumbai - 400050, Maharashtra, India (hereinafter referred to as “MMPL” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the SECOND PART;

AND

CALPIAN INC., a company incorporated under the laws of State of Texas, USA and having its registered/corporate office at 500 N. Akard Street, Suite 2850, Dallas, TX 75201 (hereinafter referred to as “Calpian” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the THIRD PART;

AND

MR. SHASHANK JOSHI, an Indian inhabitant, residing at F.N. 1901,Emrald-1, Royal Palms Golf Country Club, Aarey Milk Colony, Goregaon (East), Mumbai 400065, Maharashtra, India (hereinafter referred to as the “Company Founder No. 1”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RAJAT SHARMA, an Indian inhabitant, residing at 1-11-126 & 126/1, 503, Jaya Enclave, Shyamlal Begumpet, Hyderabad 500016, Andhra Pradesh, India (hereinafter referred to as the “Company Founder No. 2”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RANJEET OAK, an Indian inhabitant, residing at 41/A/4, Manish Nagar, Four Bungalows, Andheri (W), Mumbai 400053, Maharashtra, India (hereinafter referred to as the “Company Founder No. 3”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. JOLLY MATHUR, an Indian inhabitant, residing at 43/1301 MIG, Adarshnagar, Worli, Mumbai 400025, Maharashtra, India (hereinafter referred to as the “Company Founder No. 4”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. SUSHIL PODDAR , an Indian inhabitant, residing at Happy House, 21, Camac Street, 7th Floor, Kolkata 700016, India (hereinafter referred to as the “Company Founder No.

5”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. SANJAY MALIK, an Indian inhabitant, residing at B-19, Back Side, Ground Floor, Rana Pratap Bagh, New Delhi 110 007, India (hereinafter referred to as the “Company Founder No. 6”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RAVI SUBRAMANIAN, an Indian inhabitant, residing at Flat No 406, J M Apartments, 6-3-1113 Begumpet, Hyderabad 500016, Andhra Pradesh, India (hereinafter referred to as the “Company Founder No. 7”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

Company Founder No.1 to 7 shall be referred to as Party of the FOURTH PART.

AND

All the existing shareholders of MMPL as provided in Annexure A, hereinafter, collectively are referred to as “Other Shareholders” which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include their respective heirs, successors, legal representatives, administrators and permitted assigns of the FIFTH PART.

AND

All the new shareholders of MMPL as provided in Annexure B, hereto, collectively are referred to as “New Shareholders” which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include their respective heirs, successors, legal representatives, administrators and permitted assigns of the SIXTH PART.

Company Founder No.1, Company Founder No.2, Company Founder No.3, Company Founder No.4, Company Founder No.5, Company Founder No.6 and Company Founder No.7 are collectively referred to as the “Company Founders” and severally as “Company Founder”.

Company, MMPL, Calpian, Other Shareholders, New Shareholders and Company Founders (collectively as one Party) are collectively referred to as the “Parties” and individually referred to as the “Party”. For avoidance of doubt it is hereby clarified that for the purpose of this Amendment MOU, all the Company Founders, Other Shareholders, New Shareholders and their Associates (as defined in the SSSHA) shall be collectively considered as one Party and Calpian and its Associates (as defined in the SSSHA) shall be collectively considered as one Party.

WHEREAS

A.
Parties have executed MOU dated March 23, 2012 (“MOU”) to lay down the terms and conditions on which the proposed merger of the Company into MMPL would take place and also the terms and conditions which would be applicable pursuant to the merger.

B.	The Parties have mutually discussed, clarified and corrected certain commercial obligations in order to laying out appropriate understanding prevailing between the Parties.

C.	Therefore Parties are executing this Amendment MOU to reflect the revised understanding.

NOW THEREFORE, in consideration of the premises and mutual promise and agreements of the Parties herein expressed, the sufficiency of which is acknowledged by the Parties, the Parties, intending to be legally bound, hereby agree as follows:

1.	AMENDMENT TO THE MOU

1.1	Name Clause in respect of the ‘Other Shareholders’ of the MOU shall be deleted and shall be replaced with the following:

“All the existing shareholders of MMPL as provided in Annexure A, hereinafter, collectively are referred to as “Other Shareholders” which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include their respective heirs, successors, legal representatives, administrators and permitted assigns of the FIFTH PART”

1.2	Clause 3.1 of the MOU shall be deleted and shall be replaced with the following:

“On and from the earlier of (a) the expiry of 18 (eighteen) months from the First Closing Date or (b) the date on which Calpian infuses Initial Funding and Future Funding of upto U.S.D. 10,800,000 (U.S. Dollars Ten Million Eight Hundred Thousand) in accordance with the SSSHA, Parties hereby agree and undertake that Calpian has an option to merge Company into MMPL if and when the Indian regulations permit the foreign direct investment into the business activities into which MMPL is involved (such status would be referred to as “Merger Status”). When Calpian opts for such merger, subject to the approval of the Government Authority, if required, the Parties shall forthwith cause the merger of the Company into MMPL. To determine whether the Merger Status has been achieved or not, every 6 (six) months from the date hereof, Parties shall in good faith review the Merger Status. Subject to conditions stated above, Calpian shall have the right to exercise the option for the merger at any time within a period of 6 (six) years from the First Closing Date.”

1.3	Clause 5.1.1 of the MOU shall be deleted and shall be replaced with the following:

“Subscription of 2.9048% (two point nine thousand forty eight percentage) of the paid up equity capital of MMPL (merged entity), on a fully diluted basis, for a payment of USD 1,737,736 (U.S. Dollars One million seven hundred thirty seven thousand and seven hundred thirty six) to MMPL through appropriate banking channels prescribed under Applicable Law; and

The aforesaid assumption is based on the fact that the shareholding of Calpian in MMPL (merged entity) on the Effective Date is 48.0952% in merged entity. Accordingly, Calpian in order to attain 51% of MMPL (merged entity) has to acquire 2.9048%. The subscription cost for 2.9048% is USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six). In the event, the shareholding of Calpian in MMPL (merged entity) on the Effective Date is less than 48.0952% in merged entity on account of Calpian not having invested full amount of USD 10.8 million in the Company and Calpian requires percentage greater than 2.9048% to attain 51% of MMPL, then the Parties shall mutually agree on the price at which such higher equity percentage would be achieved, however, such price shall not exceed the proportionate increase over USD USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six) which is required to acquire 2.9048%. In the event, the shareholding of Calpian in MMPL (merged entity) on the Effective Date is less than 48.0952% in merged entity despite Calpian having invested full amount of USD 10.8 million in the Company and Calpian requires percentage greater than 2.9048% to attain 51% of MMPL, then USD USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six) would be the consideration for the issue of such number of shares as would enable Calpian to attain 51% shareholding in MMPL.

It is hereby clarified that Calpian shall have the additional option to acquire the aforesaid equity share capital of MMPL (merged entity) through transfer of equity shares from the Company Founders to Calpian on a proportionate basis, unless a different proportion is agreed to by the Company Founders inter-se. In the event Calpian acquires the equity shares from Company Founders, the Company Founders undertake to sell their equity shares to Calpian and such contract of purchase and sale would be executed as a spot delivery contract.”

1.4	Clause 5.1.2 of the MOU shall be deleted and shall be replaced with the following:

“Subscription of 23% (twenty three percentage) of the paid up equity capital of MMPL (merged entity), on a fully diluted basis, for cash payment of USD 4,700,000 (U.S. Dollars four million seven hundred thousand) to MMPL (merged entity).
It is hereby clarified that Calpian shall have the additional option to acquire the aforesaid equity share capital of MMPL (merged entity) through transfer of equity shares from all the shareholders of MMPL to Calpian on a proportionate basis, unless a different proportion is agreed to by the Company Founders. In the event Calpian acquires the equity shares from the shareholders of MMPL, the shareholders of MMPL undertake to sell their equity shares to Calpian and such contract of purchase and sale would be executed as a spot delivery contract.”

1.5	Clause 6.1 of the MOU shall be deleted and shall be replaced with the following:

“The Company Founders, jointly and severally, provide to the other Parties the representation and warranties in relation to MMPL as mentioned in Schedule 4 as on the Execution Date, the Closing Date, each date on which Calpian infuses equity capital into MMPL and on the Effective Date.”

1.6	Clause 6.2 of the MOU shall be deleted and shall be replaced with the following:

“Calpian provides to the other Parties the representation and warranties as mentioned in Schedule 5 as on the Execution Date, the Closing Date, each date on which Calpian infuses equity capital into MMPL and on the Effective Date.”

1.7	Clause 6.4 of the MOU shall be deleted and shall be replaced with the following:

“Calpian and Company Founders expressly agree and undertake that their respective representations and warranties are true and correct on the Execution Date and will be true and correct on the Closing Date, each date on which Calpian infuses equity capital into MMPL and the Effective Date and are not misleading in any manner whatsoever.”

1.8	Clause 6.5 of the MOU shall be deleted and shall be replaced with the following:

“If any of the Company Founder’s representations and warranties becomes untrue or incorrect between the Execution Date and each date on which Calpian infuses equity capital into MMPL or between the Execution Date and the Effective Date, the Company Founders shall immediately notify Calpian of the same and Calpian shall be entitled to terminate this MOU.”

1.9	Clause 6A.2 of the MOU shall be deleted and shall be replaced with the following:

“From the Execution Date until the earlier of (x) the Effective Date and (y) the date till Calpian obtains majority in MMPL, MMPL shall and the Company Founders shall cause MMPL (without prejudice to their other obligations under this MOU) to carry on and manage the business of MMPL in the ordinary course of business, in the manner and scope as carried on the Execution Date.”

1.10	Introduction paragraph of Clause 6A.3 of the MOU shall be deleted and shall be replaced with the following:

“Without prejudice to the generality of Clause 6A.2, MMPL shall not and the Company Founders and Other Shareholders shall ensure that, during the period between the Execution Date and the earlier of (x) the Effective Date and (y) the date till Calpian obtains majority in MMPL, MMPL shall not, do any of the following without the prior written consent of Calpian:”
”

1.11	Introduction paragraph of Clause 6A.4 of the MOU shall be deleted and shall be replaced with the following:

“MMPL shall and the Company Founders and Other Shareholders shall cause MMPL to, during the period between the Execution Date and the earlier of (x) the Effective Date and (y) the date till Calpian obtains majority in MMPL, promptly notify Calpian and the Company of any of the following:”

1.12	Clause 6A.9 of the MOU shall be deleted and shall be replaced with the following:

“In the event the Company Founders and Other Shareholders, till the earlier of (x) the Effective Date and (y) the date till Calpian obtains majority in MMPL, transfer their shareholding in MMPL in accordance with this MOU, in each such case the transferee shall execute a Deed of Adherence in the form and substance attached in Schedule 6, and shall become subject to and validly and effectively bound by the terms of this MOU and, accordingly, all references to the relevant transferor herein would upon such transfer be construed as a reference to the relevant transferee, or to the relevant transferor and the relevant transferee jointly, as the case may be.”

1.13	Following Clauses shall be added after Clause 6A.11:

“6A.12.
Notwithstanding anything contained herein, the Parties hereby further agree that in the event Calpian decides not to merge the Company into MMPL post investment of USD 10.8 million into the Company and subsequent to the receipt of consent from FIPB, if Calpian decides to directly invest USD 6,437,736 into MMPL, the Company Founders and Other Shareholders agree that Calpian after investment of USD 6,437,736 into MMPL shall be entitled to hold 74% the paid up equity capital of MMPL on a fully diluted basis. Calpian has the right to invest said USD 6,437,736 into MMPL in various tranches and each date on which Calpian infuses equity capital into MMPL, MMPL shall issue proportionate equity share to Calpian.

6A.13
In this regard, the Company Founders and Other Shareholders shall cause their respective nominees on the Board to vote, and cast their votes as shareholders to allow and enable MMPL to issue such number of shares of MMPL to Calpian in timely manner as contemplated in Clause above.

6A.14
The said issuance shall be subject to the valuation as may be prescribed under the Foreign Exchange Management Act, 1999, wherever applicable, but the Parties shall use best efforts to value MMPL to achieve the desired shareholding.

6A.15
The Parties hereby agree that it is the intent of the Parties that subsequent to Calpian’s investment of USD 10.8 million in the Company and USD 6,437,736 in MMPL, Calpian shall hold 74% paid up equity shareholding on a fully diluted basis in the Company and 74% paid up equity shareholding on a fully diluted basis in MMPL.”

1.14	Clause 8.1 of the MOU shall be deleted and shall be replaced with the following:

“Subsequent to Calpian’s investment into MMPL or subsequent to the merger, MMPL and its subsidiaries shall be governed by the terms and conditions as mentioned in the SSSHA and references to “Company” shall be deemed to be references to “MMPL” or “subsidiaries of MMPL”, as applicable.”

1.15	Clause 8.3 of the MOU shall be deleted and shall be replaced with the following:

“This MOU shall be terminated with the mutual consent of all the Parties in writing. This MOU shall be valid only upto 6 (six) years period from the date of First Closing unless Calpian has issued notice expressing its intention to exercise its option of merger within the aforesaid 6 (six) years period or Calpian has directly invested into MMPL, in which case the validity of this MOU shall be indefinite.”

1.16	Clause 9.14 of the MOU shall be deleted and shall be replaced with the following:

“Conflict with the Articles

The article of association of MMPL shall be amended to include the terms of this MOU prior to any investment by Calpian into MMPL. In the event of any ambiguity or discrepancy between the provisions of this MOU and the articles of association of MMPL, it is intended that the provisions of this MOU shall prevail and accordingly the Parties shall exercise all voting and other rights and powers available to them so as to give effect to the provisions of this MOU and shall further, if necessary, procure any required amendment to the articles of association of MMPL.”

1.17	Schedule 3 of the MOU shall be replaced with the new Schedule 3 attached hereto.

2.	Final Agreement And Effectiveness:

2.1	All the other terms and conditions as mentioned in the MOU shall remain in full force and effect. It is clarified that this Amendment MOU and the MOU, taken together, constitute the final agreement between the Parties and wherever there is any conflict between this Amendment MOU and the MOU for provisions mentioned herein, the provisions of this Amendment MOU are paramount and shall prevail over the MOU.

2.2
Upon the effectiveness of this Amendment MOU, on and after the date hereof, each reference in the MOU to “this MOU, “hereunder,” “hereof,” “herein” or words of like import, shall mean and be a reference to the MOU, as amended hereby. All capitalized and other terms used in this Amendment MOU and not defined herein will have the same meaning as assigned to them under the MOU.

2.3	It is expressly clarified by the Parties that the provisions mentioned in this Amendment MOU shall be effective with retrospective effect from the date of execution of the MOU.

2.4
Each Party hereby waives any claim that it may have against the other Party for any breach of respective obligation, defaults, transgressions, failures to act etc. in terms of the MOU for the period upto the date hereof.

2.5	Annexure B hereto lists down the new shareholders of MMPL who have become the shareholders of MMPL post the Execution Date and have executed the deed of adherence in terms of the MOU.

2.6	This Amendment MOU may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.7	The provisions of Clause 9.5 (Costs) and Clause 9.11 (Governing Law and Arbitration) of the MOU shall apply mutatis mutandis to this Amendment MOU.

IN WITNESS WHEREOF, the parties have executed this Amendment MOU as of the day and year first above mentioned.

Digital Payments Processing Limited (“DPPL”)	My Mobile Payments Limited (“MMPL”)
Signature:	Signature:
Name and Designation:	Name and Designation:
Witness	Witness
Signature:	Signature:
Name	Name

Calpian Inc. (“Calpian”)	Company Founder No. 1
Signature:	Signature:
Name and Designation: David Pilotte Chief Financial Officer	Name: Shashank M. Joshi
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 2	Company Founder No. 3

Signature:	Signature:
Name: Rajat Sharma	Name: Ranjeet Oak
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 4	Company Founder No. 5
Signature:	Signature:
Name: Jolly Mathur	Name: Sushil Poddar (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 6	Company Founder No. 7
Signature:	Signature:
Name: Sanjay Malik (Through Power Of Attorney holder Shashank M. Joshi)	Name: Ravi Subramanian (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness

Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: T Nataraj (Through Power Of Attorney holder Shashank M. Joshi)	Name: Jaswinder Dua (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Deepak Narula (Through Power Of Attorney holder Shashank M. Joshi)	Name: Nitin Goel (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder

Signature:	Signature:
Name: Anuradha Sharma (Through Power Of Attorney holder Shashank M. Joshi)	Name: Bhavana Karve (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Shweta Karve (Through Power Of Attorney holder Shashank M. Joshi)	Name: Ruta Karve (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Sanjyot Joshi (Through Power Of Attorney holder Shashank M. Joshi)	Name: Asha Joshi (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness

Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Ushpinder Singh (Through Power Of Attorney holder Shashank M. Joshi)	Name: Shailesh Narang
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Bharat Bajaj	Name: Arpit Dubey
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder

Signature:	Signature:
Name: Faihzan Khan	Name: Anant Bhosale
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Amiya Satpathy	Name: Algar Vaz
Witness	Witness
Signature:	Signature:
Name	Name

Sakshi Informatics (“Other Shareholder)	Happy Ezon Limited (“Other Shareholder”)(Through Power Of Attorney holder Shashank M. Joshi)
Signature:	Signature:
Name and designation: Archana Mathur, Proprietor	Name and designation:
Witness	Witness

Signature:	Signature:
Name	Name

TAS Management Private Limited (“Other Shareholder”) (Through Power Of Attorney holder Shashank M. Joshi)
Signature:
Name and designation:
Witness
Signature:
Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Vaibhav Sinha (Through Power Of Attorney holder Shashank M. Joshi)	Name: Aviroop Roy (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Pradeep Phadke (Through Power Of Attorney holder Shashank M. Joshi)	Name: Shriram Moghe (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Dr. Chandrashekhar Sabane (Through Power Of Attorney holder Shashank M. Joshi)	Name: Sumit Dash (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:

Name: Aditya Keshari Sahay (Through Power Of Attorney holder Shashank M. Joshi)	Name: Happy Bengal Promoters Limited (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Kanchan Motiani (Through Power Of Attorney holder Shashank M. Joshi)	Name: Sahajwani Estates (India) Private Limited (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Vipul Vijay Bondal (Through Power Of Attorney holder Shashank M. Joshi)	Name: Rajiv Kumar (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness

Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Dharmendra M. Patel (Through Power Of Attorney holder Shashank M. Joshi)	Name: Laljibhai P. Patel (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

New Shareholder	New Shareholder
Signature:	Signature:
Name: Sanket Champaklal Mehta (Through Power Of Attorney holder Shashank M. Joshi)	Name: Kamlesh Patel (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

SCHEDULE 3

MMPL SHAREHOLDING ON EFFECTIVE DATE

Assuming entire USD 10.8 Million investment is made by Calpian in the Company and effectively the Company shareholding break-up is as follows:

Particulars	No. of shares	Percentage (%)
The Company Founders	458,500	25.35
Calpian	1,304,962	72.15
Employees	45,217	2.50
TOTAL	1,808,679	100

After considering the employee stock options of 45,217 shares of the share capital of the Company (pre merger) above, in the post merger shareholding of MMPL, Calpian will own 48.0952%, the employees who hold or have exercised the employee stock options will own 1.625% and the Company Founders and other shareholders of MMPL will own 50.2798%, of the equity share capital of MMPL (merged entity) on a fully diluted basis.

In order to clarify, in case Calpian invests upto USD 9,600,000 Million and accordingly holds 1,199,555 shares, accordingly Calpian shall receive lesser percentage of the holding of the merged entity. This is elaborated below for the sake of clarity:

On the Effective Date of the Merger, Calpian’s holding is 1,304,962 equity shares then the shareholding percentage of Calpian in MMPL (merged entity) will be 48.0952%.

On the Effective Date of the Merger, if Calpian’s holding is 1,199,555 equity shares the shareholding percentage for Calpian in MMPL (merged entity) will be 44.2104%.

ANNEXURE B

NEW SHAREHOLDERS

Serial No.	Name of the Shareholder	Number of Shares	Address
1.	Vaibhav Sinha	10	A-101, DPS Housing Society, Sector 51, Noida
2.	Aviroop Roy	10	Indralok Apts., Flat no. A-4, 69, Banerjee Road, Kolkata - 700 041
3.	Pradeep Phadke	5,000	Q-1 Sankul, Near Dinanath Mangeshkar Hospital, Erandwane, Pune - 411004
4.	Shriram Moghe	10,000	Plot - 44 - Shagufa, Mahatma Society - Lane 10, Near Gandhi Bhavan, Kothrud, Pune - 411038
5.	Dr. Chandrashekhar Sabane	5,000	722/AA/5,Laxmi Park, Sadashiv Peth , Pune, Pin code - 411030
6.	Sumit Dash	1,500	House # 3, Type -2 , Sec-3, Telecom Colony,At: Turunga, PO Khuntpali, Bargarh, Orissa - 768028
7.	Aditya Keshari Sahay	5,000	Flat 1201, E Wing, Venus Apartments, Khan Abdul Gaffar Khan Road, Worli Seaface, Worli, Mumbai - 400018
8.	Happy Bengal Promoters Limited	620,000	Happy House, 21 Camac Street, Kolkata - 700016
9.	Kanchan Motiani	33,000	3A, Krishna Kunj, 8th Road, Old Khar Road (West), Mumbai - 400052
10.	Sahajwani Estates (India) Private Limited	12,000	12, Ram Janki, 356, Linking Road, Khar (W), Mumbai - 400052
11.	Vipul Vijay Bondal	8,000	Flat no. 204, Dosti Lily, Dosti Acres Complex, Wadala (E), Mumbai - 400037
12.	Rajiv Kumar	20,000	Vila No.16, S/F Block 1, Erose Garden, Charmwood Village, Surajkund, Faridabad - 121009
13.	Dharmendra M. Patel	46,750	Flat no. 2703, Glen Craft, Hiranandani Gardens, Powai, Mumbai - 400076
14.	Laljibhai P. Patel	45,000	1B, Laxmi Sadan, Opp. Sahkar Gram, Ashok Nagar, Kandivali (E), Mumbai - 400101
15.	Sanket Champaklal Mehta	10,000	601, Indrabhavan CHS, Dahanukar wadi, Kandivali (W), Mumbai - 400067
16.	Kamlesh Patel	3,250	201, Nisha Residency, L. T. Road no. 5, Off. M. G. Road, Opp. Gurudwara, Goregaon (W), Mumbai - 64